                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           _________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 15, 1995


            GREEN TREE SECURITIZED NET INTEREST MARGIN TRUST 1995-A
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         MINNESOTA                      33-53527                APPLIED FOR
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(State or other jurisdiction          (Commission              (IRS employer
      of incorporation)               file numbers)          identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
 -----------------------------------------------------------------------------
  (Address of principal executive offices)                         (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                          --------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     ITEM 5.  OTHER EVENTS.
              ------------

              Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Bank National Association (the "Trustee"), on September 15, 1995, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

              (c)  Exhibits.

                   The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                   Exhibit No.    Description
                   -----------    -----------

                      99.1        Monthly Report delivered to
                                  Certificateholders on September 15, 1995.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  September 15, 1995


                                 SECUTIZED NET INTEREST MARGIN
                                 TRUST 1995-A

                                 By  GREEN TREE FINANCIAL CORPORATION
                                     as Servicer with respect to the Trust


                                 By: /s/Phyllis A. Knight
                                     ----------------------------
                                     Phyllis A. Knight
                                     Assistant Vice President and
                                      Assistant Controller

                                  INDEX TO EXHIBITS



     EXHIBIT
     NUMBER                                                           PAGE
     ------                                                           ----

      99.1      Monthly Report delivered to Certificateholders          5
                on September 15, 1995.